UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       December 22, 2009
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     Entry into a Material Definitive Agreement

     On December 22, 2009, CalAmp Corp. (the "Company") entered into a Loan and Security Agreement (the "Loan Agreement") with Square 1 Bank of Durham, North Carolina. This revolving credit facility has a two-year term and provides for borrowings up to the lesser of $12 million or 85% of the Company's eligible accounts receivable. Outstanding borrowings under this facility bear interest at Square 1 Bank's prime rate plus 2.0%, subject to minimum interest of 6.0% per annum or $20,000 per month, whichever is greater. Interest is payable on the last day of each calendar month. The Company paid a loan fee of $120,000 to Square 1 Bank in connection with this new credit facility.

     The Loan Agreement contains a financial covenant that requires the Company to maintain minimum levels of earnings before interest, income taxes, depreciation, amortization and other noncash charges ("EBITDA"). The Loan Agreement also provides for a number of standard events of default, including a provision that a material adverse change constitutes an event of default that permits the lender, at its option, to accelerate the loan. Among other provisions, the Loan Agreement also requires a lock-box and cash collateral account whereby cash remittances from the Company's customers are directed to the cash collateral account and which amounts are applied to reduce the revolving loan principal balance. Borrowings under the Loan Agreement are secured by substantially all of the assets of the Company and its domestic subsidiaries.

     The Company had no relationship with Square 1 Bank, material or otherwise, prior to entering into the Loan Agreement.

     On December 22, 2009, the Company also entered into a Subordinated Note and Warrant Purchase Agreement (the "Note Purchase Agreement") with the nine investors listed in Exhibit I of the agreement (filed as Exhibit 10.2 of this Form 8-K) and incorporated herein by reference. The Company raised $1,925,000 from this issuance of subordinated debt (the "Subordinated Notes"). The Subordinated Notes bear interest at 12% per annum and have a maturity date of December 22, 2012. Interest is payable semiannually on the last day of June and December, and all Subordinated Note principal is payable at the maturity date. The Company also issued a total of 192,500 common stock purchase warrants (the "Warrants") to the Subordinated Note holders at an exercise price of $4.02 per share, which represents a 20% premium to the average closing price of the Company's common stock for the 20 consecutive trading days prior to December 22, 2009 The Subordinated Notes and Warrants were sold in a private placement transaction, have not been registered under the Securities Act of 1933, as amended, and were not and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Pursuant to the Note Purchase Agreement, the Company and the holders of the Warrants entered into a Registration Rights Agreement, dated December 22, 2012 (the "Warrant Registration Rights Agreement"). Under the Warrant Registration Rights Agreement, if the Company proposes to register any shares of its common stock, it will use reasonable efforts to effect the registration of the shares of common stock underlying the Warrants.

     The Company sold $325,000 in principal amount of Subordinated Notes to three investors affiliated with the Company.

      B. Riley & Co. LLC, the Company's financial advisor, will be paid a placement fee of $209,000 in connection with the Square 1 Bank Loan Agreement and the Subordinated Note and Warrant Purchase Agreement. Of the $1,925,000 of Subordinated Notes issued by the Company, a total of $300,000 of the notes were purchased by B. Riley & Co. LLC or by an employee retirement trust thereof.

     The foregoing description of each of the Loan Agreement and the Note Purchase Agreement is qualified in its entirety by reference to the agreements attached as Exhibits 10.1 and 10.2 and incorporated herein by reference. These agreements have been included to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company.


ITEM 1.02     Termination of a Material Definitive Agreement

     On December 22, 2009, the Company paid in full the $13,955,000 outstanding principal balance of its credit facility with Bank of Montreal and two other banks, which had a maturity date of December 31, 2009. The funds for this payoff were provided by a drawdown of $7,780,000 under the new revolving credit facility with Square 1 Bank and proceeds of $1,925,000 from the issuance of subordinated debt as described in Item 1.01 above, supplemented by proceeds of $4,250,000 from the private placement of common stock described in Item 3.02 below. As a result of this payoff, the credit facility with Bank of Montreal and the two other banks was terminated.

     The Company had no material relationship with Bank of Montreal and the two other banks, other than in respect of the credit facility that was terminated.


ITEM 2.03     Creation of a Direct Financial Obligation or an Obligation
               under an Off-Balance Sheet Arrangement of a Registrant

     The Company has disclosed in Item 1.01 above the information relating to the Company's direct financial obligations under the Square 1 Bank Loan and Security Agreement and the Subordinated Note and Warrant Purchase Agreement, both dated December 22, 2009.


ITEM 3.02     Unregistered Sales of Equity Securities

      On December 22, 2009, the Company sold 1,931,819 shares of common stock for $4,250,000 in a private placement with 13 investors, none of whom were officers, directors, or other affiliates of the Company. In addition, as disclosed in Item 1.01 above, the Company issued Warrants to purchase shares of the Company's common stock upon exercise of such Warrants. The information set forth in Item 1.01 above with respect to the Warrants and the shares of common stock issuable upon exercise thereof is incorporated by reference in this Item 3.02.

      The Company issued these securities in reliance upon an exemption from registration under Rule 506 of Regulation D or Section 4(2) of the Securities Act of 1933, as amended. The Company agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission and have it declared effective for purposes of registering these privately-issued securities.


ITEM 9.01     Financial Statements and Exhibits

(c)  Exhibits

     10.1 Loan and Security Agreement dated December 22, 2009 between Square 1 Bank, CalAmp Corp. and CalAmp's domestic subsidiaries.

     10.2 Subordinated Note and Warrant Purchase Agreement dated December 22, 2009 between CalAmp Corp. and nine investors.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.


    December 29, 2009            By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Office)